Exhibit 10.2

Notice of Grant of Restricted Stock Units	Autodesk, Inc. ID: 94-2819853 111 MCINNIS PARKWAY SAN RAFAEL, CA 94903 (415) 507-5000

Name Address Address	Grant Number: Plan: ID:	Number Plan ID Number

You have been granted an award of restricted stock units, subject to the terms and conditions in the 2008 Employee Stock Plan (the “Plan”) and the Terms and Conditions of Restricted Stock Units, attached hereto as Exhibit A (together with this Notice of Grant of Restricted Stock Units, the “Agreement”), as follows:

Date of Grant:	DATE
Total Number of Restricted Stock Units Granted:	NUMBER
Distribution Date:	DISTRIBUTION DATE

Vesting Schedule:

The Restricted Stock Units shall be 100% vested on the Date of Grant.

Capitalized terms that are not defined in this Notice of Grant have the same meaning as in the Plan or the Agreement.

You and the Company agree that the restricted stock units granted by this Notice of Grant are governed by the terms and conditions of the Plan and the Terms and Conditions of Restricted Stock Units, all of which are made a part of this document and may be accessed by you in your E*Trade account. You acknowledge receipt of a copy of the Agreement and a copy of the Plan. You represent that you have carefully read and understand this Notice of Grant, the Plan, the Terms and Conditions of Restricted Stock Units and the prospectus describing the Plan and have had an opportunity to obtain the advice of counsel prior to accepting the Restricted Stock Units. You accept the Restricted Stock Units subject to all of the terms and provisions contained in each document. By accepting below, you agree to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

In addition, by accepting this award, you agree to the following: “This electronic contract contains my electronic signature, which I have executed with the intent to sign this Agreement.” Please be sure to retain a copy of your electronically signed Agreement; you may obtain a paper copy at any time and at the Company’s expense by requesting one from the Company’s Stock Administration Department, at Autodesk, Inc., 111 McInnis Parkway, San Rafael, CA 94903, or at such other address as the Company may hereafter designate in writing. If you prefer not to electronically sign this Agreement, you may accept this Agreement by signing a paper copy of the Agreement and delivering it to the Company’s Stock Administration Department.

Autodesk, Inc.

/s/ Carl Bass
President and Chief Executive Officer

Base RSU Agreement

EXHIBIT A

AUTODESK, INC.

2008 EMPLOYEE STOCK PLAN

TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

1. Grant. The Company hereby grants to the participant (the “Participant”) named in the Notice of Grant of Restricted Stock Units (the “Notice of Grant”) under the Plan the number of Restricted Stock Units indicated on the Notice of Grant, subject to all of the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. When shares of the Company’s Common Stock (“Shares”) are paid to Participant in payment for the Restricted Stock Units, par value shall be deemed paid by Participant for each Restricted Stock Unit by past services rendered by Participant, and shall be subject to the appropriate tax withholdings. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

2. Company’s Obligation to Pay. Unless and until the Restricted Stock Units shall have vested in the manner set forth in paragraphs 3 or 4 of this Agreement or Section 13 of the Plan, Participant shall have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Units shall represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Payment of any vested Restricted Stock Units will be made in whole Shares only. In the Administrator’s sole discretion, the Restricted Stock Units may be settled, in part or solely, in cash in lieu of Shares, equal to (i) the Fair Market Value of a Share on the Distribution Date, multiplied by (ii) the number of Restricted Stock Units to be distributed, subject to any applicable tax withholding.

3. Vesting Schedule. Except as provided in paragraph 4 of this Agreement and Section 13 of the Plan, and subject to paragraph 5 of this Agreement, the Restricted Stock Units awarded by this Agreement shall vest in accordance with the vesting provisions set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall vest in accordance with the provisions of this Agreement only if Participant is continuously employed by the Company from the Date of Grant until the date such vesting occurs.

4. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units shall be considered as having vested as of the date specified by the Administrator. Notwithstanding anything in the Plan or this Agreement to the contrary, if the distribution of any portion of the balance of the Restricted Stock Units is made in connection with Participant’s “separation from service” within the meaning of Section 409A (as determined by the Company), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination and (y) the payment of such accelerated Restricted Stock Units shall result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as an Employee, then the payment of such accelerated Restricted Stock Units shall not be made until the earlier of (A) six (6) months and one (1) day following the date of Participant’s termination as an Employee or (B) Participant’s death. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Agreement or Shares issuable thereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply. For purposes of this Agreement, “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

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5. Forfeiture upon Termination of Status as an Employee. Notwithstanding any contrary provision of this Agreement, the balance of the Restricted Stock Units that have not vested as of the time of Participant’s termination as an Employee for any or no reason shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company and Participant’s right to acquire any Shares hereunder shall immediately terminate.

6. Distribution after Vesting. Any Restricted Stock Units that vest in accordance with paragraph 3 will be distributed to Participant in whole Shares (or, in the Administrator’s sole discretion, in cash) on the Distribution Date, as provided in the Notice of Grant, or if earlier, on the date of Participant’s “separation from service” within the meaning of Section 409A, subject to paragraphs 4 and 9 and the other provisions of this Agreement.

7. Death of Participant. In the event of Participant’s death, the Shares subject to the Restricted Stock Units (or, in the Administrator’s sole discretion, cash in lieu of Shares) shall be distributed as soon as administratively practicable after the date of death. Any distribution or delivery to be made to Participant under this Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator or, if no such beneficiary has been designated or survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

8. Change in Control. In the event of a Change in Control, the Shares subject to the Restricted Stock Units (or, in the Administrator’s sole discretion, cash in lieu of Shares) shall be distributed on the date of such Change in Control.

9. Withholding of Taxes. Participant will recognize taxable income on the Restricted Stock Unit Distribution Date (the “Tax Date”). On the Tax Date, Participant will be required to pay an amount to the Company to enable the Company to satisfy its obligation to withhold any federal, state or other withholding taxes arising on the Tax Date. Unless as otherwise determined by the Company, the Company shall withhold a portion of the Shares on the Tax Date that has an aggregate Fair Market Value equal to Participant’s minimum withholding tax obligations (rounded up to the nearest whole Share). Notwithstanding the foregoing, the Company, in its sole discretion, may require or otherwise allow Participant to pay such withholding taxes by (i) cash from Participant’s account at the broker designated by the Company for such purpose or (ii) the selling of sufficient Shares on the Tax Date.

10. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

11. No Guarantee of Continued Employment. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED

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CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE.

12. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at Autodesk, Inc., 111 McInnis Parkway, San Rafael, CA 94903, or at such other address as the Company may hereafter designate in writing.

13. Grant is Not Transferable. Except to the limited extent provided in paragraph 7, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

14. Restrictions on Sale of Securities. The Shares issued as payment for vested Restricted Stock Units under this Agreement will be registered under U.S. federal securities laws and will be freely tradable upon receipt. However, Participant’s subsequent sale of the Shares may be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities laws.

15. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

16. Additional Conditions to Issuance of Stock. The Company shall not be required to issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. state or federal governmental agency, which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.

17. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern.

18. Administrator Authority. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement. The Administrator shall, in its absolute discretion, determine when such conditions have been fulfilled.

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19. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

20. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

21. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

22. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A prior to the actual payment of Shares pursuant to this award of Restricted Stock Units.

23. Amendment, Suspension or Termination of the Plan. By accepting this award, Participant expressly warrants that he or she has received an award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

24. Governing Law. This Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this award of Restricted Stock Units or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of Marin County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this award of Restricted Stock Units is made and/or to be performed.

25. Labor Law. By accepting this Restricted Stock Unit award, Participant acknowledges that: (a) the grant of this Restricted Stock Unit award is a one-time benefit which does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units; (b) all determinations with respect to any future grants, including, but not limited to, the times when the Restricted Stock Units shall be granted, the number of Shares subject to each Restricted Stock Unit award, the purchase price per Share, and the time or times when Restricted Stock Units shall vest, will be at the sole discretion of the Company; (c) Participant’s participation in the Plan is voluntary; (d) the value of this Restricted Stock Unit award is an extraordinary item of compensation which is outside the scope of Participant’s employment contract, if any; (e) this Restricted Stock Unit award is not part of Participant’s normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (f) the vesting of this Restricted Stock Unit award ceases upon termination of employment for any reason except as may otherwise be explicitly provided in the Plan or this Agreement; (g) the future value of the underlying Shares is unknown and cannot be predicted with certainty; (h) this Restricted Stock Unit award has been granted to Participant in Participant’s status as an employee of the Company or its Subsidiaries; (i) any claims resulting from this Restricted Stock Unit award shall be enforceable, if at all, against the Company; and (j) there shall be no additional obligations for any Subsidiary employing Participant as a result of this Restricted Stock Unit award.

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26. Disclosure of Participant Information. By accepting this Restricted Stock Unit award, Participant consents to the collection, use and transfer of personal data as described in this paragraph. Participant understands that the Company and its Subsidiaries hold certain personal information about him or her, including his or her name, home address and telephone number, date of birth, social security or identity number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards of Restricted Stock Units or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the purpose of managing and administering the Plan (“Data”). Participant further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of his or her participation in the Plan, and that the Company and/or any of its Subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. Participant understands that these recipients may be located in the European Economic Area, or elsewhere, such as in the U.S. or Asia. Participant authorizes the Company to receive, possess, use, retain and transfer the Data in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer to a broker or other third party with whom he or she may elect to deposit any Shares of stock acquired from this award of Restricted Stock Units of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares of stock on his or her behalf. Participant understands that he or she may, at any time, view the Data, require any necessary amendments to the Data or withdraw the consent herein in writing by contacting the Human Resources Department for his or her employer.

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Notice of Grant of Restricted Stock Units	Autodesk, Inc. ID: 94-2819853 111 MCINNIS PARKWAY SAN RAFAEL, CA 94903 (415) 507-5000

Name Address Address	Grant Number: Plan: ID:	Number Plan ID Number

You have been granted an award of restricted stock units, subject to the terms and conditions in the 2008 Employee Stock Plan (the “Plan”) and the Terms and Conditions of Restricted Stock Units, attached hereto as Exhibit A (together with this Notice of Grant of Restricted Stock Units, the “Agreement”), as follows:

Date of Grant:	DATE
Total Number of Restricted Stock Units Granted:	NUMBER

Vesting Schedule:

The Restricted Stock Units will fully vest on [            ].

Capitalized terms that are not defined in this Notice of Grant have the same meaning as in the Plan or the Agreement.

You and the Company agree that the restricted stock units granted by this Notice of Grant are governed by the terms and conditions of the Plan and the Terms and Conditions of Restricted Stock Units, all of which are made a part of this document and may be accessed by you in your E*Trade account. You acknowledge receipt of a copy of the Agreement and a copy of the Plan. You represent that you have carefully read and understand this Notice of Grant, the Plan, the Terms and Conditions of Restricted Stock Units and the prospectus describing the Plan and have had an opportunity to obtain the advice of counsel prior to accepting the Restricted Stock Units. You accept the Restricted Stock Units subject to all of the terms and provisions contained in each document. By accepting below, you agree to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

In addition, by accepting this award, you agree to the following: “This electronic contract contains my electronic signature, which I have executed with the intent to sign this Agreement.” Please be sure to retain a copy of your electronically signed Agreement; you may obtain a paper copy at any time and at the Company’s expense by requesting one from the Company’s Stock Administration Department, at Autodesk, Inc., 111 McInnis Parkway, San Rafael, CA 94903, or at such other address as the Company may hereafter designate in writing. If you prefer not to electronically sign this Agreement, you may accept this Agreement by signing a paper copy of the Agreement and delivering it to the Company’s Stock Administration Department.

Autodesk, Inc.

/s/ Carl Bass
President and Chief Executive Officer

Premium and Non-Bonus Deferred RSU Agreement

EXHIBIT A

AUTODESK, INC.

2008 EMPLOYEE STOCK PLAN

TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

1. Grant. The Company hereby grants to the participant (the “Participant”) named in the Notice of Grant of Restricted Stock Units (the “Notice of Grant”) under the Plan the number of Restricted Stock Units indicated on the Notice of Grant, subject to all of the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. When shares of the Company’s Common Stock (“Shares”) are paid to Participant in payment for the Restricted Stock Units, par value shall be deemed paid by Participant for each Restricted Stock Unit by past services rendered by Participant, and shall be subject to the appropriate tax withholdings. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

2. Company’s Obligation to Pay. Unless and until the Restricted Stock Units shall have vested in the manner set forth in paragraphs 3 or 4 of this Agreement or Section 13 of the Plan, Participant shall have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Units shall represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Payment of any vested Restricted Stock Units will be made in whole Shares only. In the Administrator’s sole discretion, the Restricted Stock Units may be settled, in part or solely, in cash in lieu of Shares, equal to (i) the Fair Market Value of a Share on the Distribution Date, multiplied by (ii) the number of Restricted Stock Units to be distributed, subject to any applicable tax withholding.

3. Vesting Schedule. Except as provided in paragraph 4 of this Agreement and Section 13 of the Plan, and subject to paragraph 5 of this Agreement, the Restricted Stock Units awarded by this Agreement shall vest in accordance with the vesting provisions set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall vest in accordance with the provisions of this Agreement only if Participant is continuously employed by the Company from the Date of Grant until the date such vesting occurs.

4. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units shall be considered as having vested as of the date specified by the Administrator. Notwithstanding anything in the Plan or this Agreement to the contrary, if the vesting of any portion of the balance of the Restricted Stock Units is accelerated in connection with Participant’s “separation from service” within the meaning of Section 409A (as determined by the Company), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination and (y) the payment of such accelerated Restricted Stock Units shall result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as an Employee, then the payment of such accelerated Restricted Stock Units shall not be made until the earlier of (A) six (6) months and one (1) day following the date of Participant’s termination as an Employee or (B) Participant’s death. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Agreement or Shares issuable thereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply. For purposes of this Agreement, “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

5. Forfeiture upon Termination of Status as an Employee. Notwithstanding any contrary provision of this Agreement, the balance of the Restricted Stock Units that have not vested as of the time of Participant’s termination as an Employee for any or no reason shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company and Participant’s right to acquire any Shares hereunder shall immediately terminate.

6. Distribution after Vesting. Any Restricted Stock Units that vest in accordance with paragraph 3 will be distributed to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares (or, in the Administrator’s sole discretion, in cash) as soon as administratively practicable after vesting, subject to paragraph 8 and the other provisions of this Agreement, but in no event later than the 15th day of the third month following the end of (i) the Company’s fiscal year in which the Restricted Stock Units vest or (ii) the calendar year in which the Restricted Stock Units vest, whichever is later. Any Restricted Stock Units that vest in accordance with paragraph 4 will be paid to Participant at the time(s) provided in paragraph 4, subject to paragraph 8 and the other provisions of this Agreement.

7. Death of Participant. Any distribution or delivery to be made to Participant under this Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator or, if no such beneficiary has been designated or survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

8. Withholding of Taxes. Participant will recognize taxable income on the Restricted Stock Unit distribution (or settlement) date (the “Tax Date”). On the Tax Date, Participant will be required to pay an amount to the Company to enable the Company to satisfy its obligation to withhold any federal, state or other withholding taxes arising on the Tax Date. Unless as otherwise determined by the Company, the Company shall withhold a portion of the Shares on the Tax Date that has an aggregate Fair Market Value equal to Participant’s minimum withholding tax obligations (rounded up to the nearest whole Share). Notwithstanding the foregoing, the Company, in its sole discretion, may require or otherwise allow Participant to pay such withholding taxes by (i) cash from Participant’s account at the broker designated by the Company for such purpose or (ii) the selling of sufficient Shares on the Tax Date.

9. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

10. No Guarantee of Continued Employment. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER

ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE.

11. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at Autodesk, Inc., 111 McInnis Parkway, San Rafael, CA 94903, or at such other address as the Company may hereafter designate in writing.

12. Grant is Not Transferable. Except to the limited extent provided in paragraph 7, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

13. Restrictions on Sale of Securities. The Shares issued as payment for vested Restricted Stock Units under this Agreement will be registered under U.S. federal securities laws and will be freely tradable upon receipt. However, Participant’s subsequent sale of the Shares may be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities laws.

14. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

15. Additional Conditions to Issuance of Stock. The Company shall not be required to issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. state or federal governmental agency, which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.

16. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern.

17. Administrator Authority. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement. The Administrator shall, in its absolute discretion, determine when such conditions have been fulfilled.

18. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

19. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

20. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

21. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A prior to the actual payment of Shares pursuant to this award of Restricted Stock Units.

22. Amendment, Suspension or Termination of the Plan. By accepting this award, Participant expressly warrants that he or she has received an award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

23. Governing Law. This Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this award of Restricted Stock Units or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of Marin County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this award of Restricted Stock Units is made and/or to be performed.

24. Labor Law. By accepting this Restricted Stock Unit award, Participant acknowledges that: (a) the grant of this Restricted Stock Unit award is a one-time benefit which does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units; (b) all determinations with respect to any future grants, including, but not limited to, the times when the Restricted Stock Units shall be granted, the number of Shares subject to each Restricted Stock Unit award, the purchase price per Share, and the time or times when Restricted Stock Units shall vest, will be at the sole discretion of the Company; (c) Participant’s participation in the Plan is voluntary; (d) the value of this Restricted Stock Unit award is an extraordinary item of compensation which is outside the scope of Participant’s employment contract, if any; (e) this Restricted Stock Unit award is not part of Participant’s normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (f) the vesting of this Restricted Stock Unit award ceases upon termination of employment for any reason except as may otherwise be explicitly provided in the Plan or this Agreement; (g) the future value of the underlying Shares is unknown and cannot be predicted with certainty; (h) this Restricted Stock Unit award has been granted to Participant in Participant’s status as an employee of the Company or its Subsidiaries; (i) any claims resulting from this Restricted Stock Unit award shall be enforceable, if at all, against the Company; and (j) there shall be no additional obligations for any Subsidiary employing Participant as a result of this Restricted Stock Unit award.

25. Disclosure of Participant Information. By accepting this Restricted Stock Unit award, Participant consents to the collection, use and transfer of personal data as described in this paragraph. Participant understands that the Company and its Subsidiaries hold certain personal information about him or her, including his or her name, home address and telephone number, date of birth, social security or identity number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards of Restricted Stock Units or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the purpose of managing and administering the Plan (“Data”). Participant further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of his or her participation in the Plan, and that the Company and/or any of its Subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. Participant understands that these recipients may be located in the European Economic Area, or elsewhere, such as in the U.S. or Asia. Participant authorizes the Company to receive, possess, use, retain and transfer the Data in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer to a broker or other third party with whom he or she may elect to deposit any Shares of stock acquired from this award of Restricted Stock Units of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares of stock on his or her behalf. Participant understands that he or she may, at any time, view the Data, require any necessary amendments to the Data or withdraw the consent herein in writing by contacting the Human Resources Department for his or her employer.